SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☑     Soliciting Material Pursuant to §240.14a-12

THE TORONTO-DOMINION BANK

(Name of Registrant as Specified In Its Charter)

AMERITRADE HOLDING CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
Common Stock

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by The Toronto-Dominion Bank
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992

Forward-Looking Statements
Additional Information and Where to Find It
TD Waterhouse Customer Q and A
TD Waterhouse Institutional Services Advisor Q and A

Forward-Looking Statements

The statement, analyses, and other information contained herein relating to the proposed merger and anticipated synergies of TD Ameritrade, including cost savings and revenue opportunities, and the timing of the synergy realization; the expected accretive nature of the transaction and the timing of the accretion; the expected financial and operational performance of TD Ameritrade, including increased net income and pre-tax margin; industry rankings and competitive position; realization of Ameritrade’s strategy; the service offerings of TD Ameritrade; the expected benefits to stockholders and customers; credit and interest rate risk; execution of integration plans; management and organizational structure; the dividend to be paid to Ameritrade stockholders; timing of the closing; future consolidation and growth; and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-

looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that financing will not be available to fund the dividend or, if available, will be at a higher interest rate than expected; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated financial results of TD Ameritrade or the timing of when those results will be realized; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission (“SEC”), including Ameritrade’s most recent Form 10-K and 10-Q.

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the SEC. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation (“Ameritrade”), The Toronto-Dominion Bank (“TD”), and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding TD’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

The tender offer for outstanding shares of Ameritrade common stock described in the press release has not commenced. At the time the tender offer is commenced, TD and J. Joe Ricketts, if he participates in the tender offer, will file a tender offer statement on Schedule TO with the SEC, and Ameritrade will file a solicitation/recommendation statement on Schedule 14D-9. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that Ameritrade’s security holders should read carefully before any decision is made with respect to the tender offer. Those materials will be made available to Ameritrade’s security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC in connection with the tender offer) will be available at no charge on the SEC’s web site at www.sec.gov.

This filing consists of the following materials:

(1)	Customer letter

(2)	Retail Customer Letter and Retail Customer Q&A

(3)	Advisor Letter and Advisor Q&A

(4)	Active Investor/Trader Letter

(5)	Advisor Client Letter

TD Waterhouse Canada announces purchase of Ameritrade Canada

On June 22, 2005 TD Waterhouse Canada announced its intention to purchase the Canadian operations of Ameritrade. In Canada, the merged entity will operate under the name TD Waterhouse. TD Waterhouse is a leader in the Canadian discount broker industry and also offers clients a comprehensive range of additional wealth management services.

The proposed acquisition is part of a larger transaction announced today in which Ameritrade will acquire the U.S. brokerage business of TD Waterhouse U.S.A. and is conditional on that transaction closing, as well as customary closing conditions. Both this acquisition and the larger transaction require regulatory approvals. The closing is expected to occur in about six months.

Our commitment to Ameritrade Canada clients

We are committed to ensuring that there will be no changes for now and that means:

•	You will continue to access your account through the same web address and same phone numbers and the same e-mail address

•	Commissions, fees and account numbers stay the same

•	All current products and services will continue to be available

•	The same service that you have come to expect

With the added resources of TD Waterhouse, we are confident that we can continue to meet your present and future needs. As we integrate our operations you will get:

•	Access to a network of Investor Centres

•	Access to a more comprehensive range of wealth management services

•	Access to integrated banking and investment services

We want to assure you that for now it will be business as usual and there are no changes to your account or the products and services you currently have access to. As we finalize the transaction we are committed to minimize any impact on Ameritrade Canada clients. Our goal will be to provide an enhanced level of products and services after the merger is approved. You will be kept informed of all developments through updates on the Canadian web sites of TD Waterhouse and Ameritrade. We will notify you personally, in writing and well in advance, about any merger-related changes to your accounts. You will continue to have uninterrupted access to your accounts.

We look forward to having all Ameritrade Canada clients as part of the TD Waterhouse family and are confident we will provide a new level of service and wealth management services that are unparalleled in Canada.

Sincerely,

John See
President
TD Waterhouse
Discount Brokerage and Financial Planning

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.

Ameritrade Canada, Inc. is a member CIPF/IDA and a subsidiary of Ameritrade Holding Corporation

Soon there will be a new force
in the financial markets: You.

Dear Valued Customer:

As you may have heard, Ameritrade plans to purchase the US business of TD Waterhouse. You’ll get the best of everything in the new TD Ameritrade. We’ll be combining the TD Waterhouse branch network, personalized investment services and financial advice with the powerful online trading tools, advanced technology and 24/7 service of Ameritrade. This means you will soon have more power, more tools, more choices and more of the edge you need to be a real force in the financial markets.

The future of trading and investing is on its way.

The proposed acquisition of TD Waterhouse will require regulatory approval and this will take some time – about six months. We’ll then spend several months bringing the strengths of both companies together. During this time, you can continue to use all of the TD Waterhouse services and features just as you do today. There’s nothing you need to do differently. You can keep informed of our progress at www.tdwaterhouse.com and we’ll contact you, in writing, well in advance of any changes.

A hint of good things to come.

You can expect to continue receiving the benefits for which you chose TD Waterhouse, including:

•	A full suite of independent research and investment tools

•	A nationwide network of branch offices

•	Valuable portfolio planning services

•	A wide range of investment products including stocks, bonds and over 10,000 mutual funds

Plus, you can look forward to added features such as:

•	An advanced trading platform

•	Quality execution and speed*

•	24/7 client service (excluding market holidays)

•	Proprietary trading tools like SnapTicket™, Ameritrade Streamer™ and Advanced Analyzer™

•	Risk management tools like Trailing Stops and Trade Triggers™ which allow you to set orders that “trigger” based on a predetermined market condition

You’ll be a new financial force.

We’re committed to making TD Ameritrade the place you can rely on to help you make the most of your financial future.

We know you may have some additional questions, so we have posted the most common questions and answers online at http://www.tdwaterhouse.com/answers.asp. If you have further questions or comments, we definitely want to hear them. Just e-mail Tim directly at TPinnington@TDWaterhouse.com. Thank you for your business. It is our privilege to serve you and we look forward to welcoming you to the future of trading and investing.

Sincerely,

Timothy P. Pinnington
Chief Executive Officer
TD Waterhouse Investor Services, Inc.

Joe Moglia
Chief Executive Officer
Ameritrade Holding Corporation.

P.S.	If you have not updated your e-mail address recently, please login at www.tdwaterhouse.com and update it today so we can keep you up-to-date with the latest news

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

*Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.

Access to real-time market data is conditioned on acceptance of the exchange agreements. Professional access differs. Ameritrade is not responsible for third-party information or services, including market information from the exchanges.

Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member NASD/SIPC.

TD Waterhouse Investor Services, Inc. is a member NYSE/SIPC.

Ameritrade, Ameritrade Streamer, Trade Triggers and the Ameritrade logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.

TD Waterhouse Customer Q and A

What does this mean for my accounts?

1.	Q. What will happen to my accounts with TD Waterhouse?

A. For the time being, it will be business as usual. All account numbers remain the same. You will be notified in writing, well in advance if there are any changes.

2.	Q. Can I still use the TD Waterhouse website?

A. Yes. All current TD Waterhouse products and services will continue to be available.

3.	Q. What does this mean to my money market and mutual funds?

A. All TD Waterhouse money markets and third party mutual funds will continue to be available.

4.	Q. Will my commissions change?

A. No. For now there will be no changes to TD Waterhouse products, services and trading commissions. You will be notified in writing, well in advance if there are any changes.

5.	Q. I have a TD Waterhouse Visa card. Will it remain active?

A. Yes, you can continue to use your TD Waterhouse Visa card. You will be notified in writing, well in advance if there are any changes.

6.	Q. What will happen to my TD Waterhouse bank account, including overdraft protection?

A. For now, it will be business as usual. You will be notified in writing, well in advance if there are any changes to these accounts.

7.	Q. What if I want to withdraw my investments and close my account because I am worried about your changing to TD Ameritrade?

A. We will be working hard to combine the best of both companies. In the meantime there is no reason for you to withdraw funds or close accounts as a result of this transaction. You will continue to have access to the same products and services to which you have been accustomed. You can expect to continue receiving the same friendly customer service that you’ve experienced at TD Waterhouse.

8.	Q. Will I be able to purchase Ameritrade products at my TD Waterhouse branch?

A. TD Waterhouse branches will continue to sell and service only TD Waterhouse products until Ameritrade and TD Waterhouse have been fully integrated.

9.	Q. Will Ameritrade and TD Waterhouse now pay the same interest rates on deposits?

A. Both Ameritrade and TD Waterhouse will continue to manage rates independently until the transaction is completed.

10.	Q. I am an Ameritrade customer. Can I check my account information at TD Waterhouse or trade on the TD Waterhouse website?

A. For the time being, nothing changes at TD Waterhouse or Ameritrade.

What is in it for me?

11.	Q. How will this be good for me?

A. Ameritrade is a recognized leader in innovation in online brokerage services. This strength will complement the TD Waterhouse focus on delivering friendly, professional customer service. TD Ameritrade will combine the best that both organizations have to offer and will be a leader in the financial services industry.

We’re confident we can continue to meet your present and future needs. As we combine the operations of these two companies, you’ll benefit from:

• An advanced trading platform

• Quality execution and speed*

• Proprietary trading tools like Ameritrade Streamer™ and Advanced Analyzer™

• Trade Triggers™ that allow you to set orders that “trigger” based on a predetermined market condition

• The high level of customer service on the phone or in the branches you’ve come to expect

12.	What do I have to do?

A. Nothing at this time. Once the transaction is finalized, you will be provided with further details and notified, in writing, well in advance if there are any changes to your accounts, products and services.

What does this mean for the branches and call centers?

13.	Q. What will happen to the people at TD Waterhouse that I deal with?

A. For now, nothing changes. The people you are used to dealing with will continue to serve you.

14.	Q. Will TD Waterhouse branches close?

A. Branches are an integral part of the TD Waterhouse business and will continue to play an important role in the new TD Ameritrade.

15.	Q. Will TD Waterhouse branch hours of operation change?

A. No. We are not planning any changes in the branch hours of operation as a result of this transaction.

16.	Q. Will TD Waterhouse service representatives be available 7 days a week by phone?

A. For now, it will be business as usual, and TD Waterhouse service representatives will continue to be available 7 days a week by phone.

17.	Q. Will I continue to be able to access service representatives using 1-800-934-4448?

A. Yes. For now, you can reach a service representative through this phone number. You will be notified in writing, well in advance of any changes.

18.	Q. What happens to my relationship with my Independent Financial Advisor?

A. You can continue to deal with your Independent Financial Advisor as usual.

What can you tell me about the acquisition?

19.	Q. What is the name of the new company?

A. The new organization will be called TD Ameritrade

20.	Q. Who will run TD Ameritrade once the deal is finalized?

A. Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.

21.	Q. Do you have details on the acquisition?

A. News of the proposed transaction has been publicly announced. We will post further updates on the details of the transaction at http://www.tdwaterhouse.com as they become available.

22.	Q. When will the transaction close?

A. The transaction still requires the approval of Ameritrade shareholders and U.S. and Canadian regulators. We expect to receive all approvals in about six months.

23.	Q. What is the timing to combine the operations of both companies?

A. We expect it will take about six months to close the transaction. After that, it will require a number of months to integrate the operations of the two companies. We will notify you in writing, well in advance if there are any changes that will impact you.

24.	Is this transaction occurring because TD Waterhouse is in financial trouble?

A. No. While TD Waterhouse is a profitable and growing company, we feel joining with Ameritrade will create a much more competitive entity, providing you with an even better mix of products, services and value in the financial services industry.

25.	Q. How big will this make TD Ameritrade?

A. The new organization will have over 5.9 million accounts and $219 billion in assets.

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

*Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.

Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.

TD Waterhouse Investor Services, Inc. is a member NYSE/SIPC.

Important News about
TD Waterhouse and Ameritrade

Dear Advisor:

Today, Ameritrade and TD Waterhouse announced plans to combine their businesses and create a new financial services company named TD Ameritrade. TD Ameritrade will represent a new force in financial services, giving you and your clients more power than ever before and even greater breadth of investment solutions to meet your clients’ needs.

Bringing you the next generation of financial services

Over the next several months, a group of senior executives from both companies will be tasked with shaping this new company. Built on a legacy of service and technology, we plan to bring together the very best of both TD Waterhouse and Ameritrade.

Reflecting the vision of both companies, TD Ameritrade plans to bring exceptional value to you and your clients with:

•	Continued access to industry leading advisor services technology

•	A robust suite of advisor tools

•	The outstanding service you have come to expect

The deal still requires the approval of Ameritrade shareholders and U.S. and Canadian regulators. We expect to receive all approvals in about six months. It will then take another several months to bring the strengths of both companies together. We’ll keep you posted about our progress, and notify you in writing well in advance of any new developments.

You and your clients continue to be our focus

We’re committed to ensuring that it will be business as usual for now. You’ll continue to speak with your service team representatives and have full access to the same tools and services you do today.

Enclosed is a copy of the letter that has been sent to your clients regarding this announcement. If you have any questions or comments, please do not hesitate to call Tom directly at 201-369-8499.

Sincerely,

J. Thomas Bradley, Jr.
President
TD Waterhouse Institutional Services

James Wangsness

Senior Vice President
Ameritrade Advisor Services

P.S. We know you may have some additional questions, so we have posted the most common questions and answers on VEO.

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.
TD Waterhouse Institutional Services is a division of TD Waterhouse Investor Services, Inc., member NYSE/SIPC.

Ameritrade Advisor Services and logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.

TD Waterhouse Institutional Services
Advisor Q and A

What does this mean for my practice?

1.	Q. What will happen to my accounts with TD Waterhouse Institutional Services?

A. For the time being, it will be business as usual. All account numbers remain the same. You will be notified well in advance if there are any changes.

2.	Q. Will this disrupt my business?

A. No. At this time we expect there to be little to no disruption to your business. We will work hard to bring together the best of both companies to create a better platform, service experience and business opportunity for you.

3.	Q. What is the name of the new company?

A. The new organization will be called TD Ameritrade.

4.	Q. Will I be able to purchase Ameritrade products at TD Waterhouse?

A. TD Waterhouse will continue to sell and service only TD Waterhouse products until Ameritrade and TD Waterhouse are integrated under the TD Ameritrade name.

5.	Q. Can I still use the TD Waterhouse VEO website?

A. Yes. All current TD Waterhouse products and services will continue to be available.

6.	Q. Will Ameritrade and TD Waterhouse now pay the same interest rates on deposits?

A. Both Ameritrade and TD Waterhouse will continue to manage rates independently until the sale is completed.

7.	Q. My clients have a TD Waterhouse Visa check card. Will they remain active?

A. Yes. Your clients can continue to use their TD Waterhouse Visa check cards. You will be notified in writing, well in advance if there are any changes.

8.	Q. What does this mean to my clients’ money market and mutual funds?

A. All TD Waterhouse money markets and third party mutual funds continue to be available. You will be notified in writing, well in advance if there are any changes.

9.	Q. What will happen to my clients’ TD Waterhouse bank account, including overdraft protection?

A. For now, it will be business as usual. You will be notified in writing, well in advance if there are any changes to these accounts.

What is in it for me?

10.	Q. How will this be good for me and my clients?

A. Ameritrade is a recognized leader in the online brokerage industry. TD Ameritrade will combine the best that both organizations have to offer and will be a leader in the financial services industry.

We’re confident we can continue to meet your clients’ present and future financial service needs. As we combine the operations of these two companies, you’ll benefit from:

•	Continued access to industry leading advisor services technology

•	A robust suite of advisor tools

•	The outstanding service you have come to expect

11.	Q. Will my clients’ commissions change?

A. No. For now there will be no changes to TD Waterhouse products, services and trading commissions. You will be notified well in advance, in writing, if there are any changes.

What does this mean for the TD Waterhouse branches and call centers?

12.	Q. What will happen to the people at TD Waterhouse that I deal with?

A. For now, nothing changes. The people you are used to dealing with will continue to serve you.

13.	Q. Will TD Waterhouse service team hours change?

A. For now, it will be business as usual, and TD Waterhouse service team representatives will continue to be available Monday through Friday 8:30 a.m. -9:00 p.m. ET.

14.	Q. Will I continue to be able to access service representatives using the same telephone number I use now?

A. Yes. You can continue to reach a service representative through the same phone number.

15.	Q. Will TD Waterhouse branches close?

A. Branches are a key asset of ours and will continue to play an important role in the new TD Ameritrade business model.

16.	Q. Will TD Waterhouse branch hours of operation change?

A. No. For now we are not planning any changes in the branch hours of operation as a result of this transaction.

What can you tell me about the acquisition?

17.	Q. Is this transaction occurring because TD Waterhouse is in financial trouble?

A. No. While TD Waterhouse is a profitable and growing company, a combination with Ameritrade will create a much more competitive entity, providing you and your clients with an even better mix of products, services and value in the financial services industry.

18.	Q. Do you have details on the acquisition?

A. News of the proposed transaction has been publicly announced. For further updates on the details of the acquisition, you can call your service team or login to VEO.

19.	Q. When will the transaction close?

A. The transaction still requires the approval of Ameritrade shareholders and U.S. and Canadian regulators. We expect to receive all approvals in about six months.

20.	Q. Who will run TD Ameritrade once the deal is finalized?

A. Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.

21.	Q. What is the timing of all these changes?

A. We expect it will take about six months to complete this deal. After that, it will require a number of months to integrate the operations of the two companies. We will notify in you in writing, well in advance if there are any changes that will impact you or your clients.

22.	Q. How big will this make TD Ameritrade?

A. The new organization will have over 5.9 million accounts and $219 billion in assets.

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.

TD Waterhouse Institutional Services is a division of TD Waterhouse Investor Services, Inc., member NYSE/SIPC.

The future of trading and
investing is on its way.

Dear Valued Customer:

As you may have heard, Ameritrade plans to purchase the U.S. business of TD Waterhouse. You’ll get the best of everything in the new TD Ameritrade. We’ll be combining the TD Waterhouse branch network, personalized investment services and financial advice with the powerful online trading tools, advanced technology and 24/7 service of Ameritrade.

What happens next?

The proposed acquisition of TD Waterhouse will require regulatory approval and this will take some time – about six months. We’ll then spend several months bringing the strengths of both companies together. During this time, you can continue to use all of the TD Waterhouse services and features just as you do today. There’s nothing you need to do differently. You can keep informed of our progress at www.tdwaterhouse.com and we’ll contact you, in writing, well in advance of any changes.

A hint of good things to come.

You can expect to continue receiving the benefits for which you chose TD Waterhouse, including:

•	A full suite of independent research and investment tools

•	A nationwide network of branches with licensed investment consultants

•	Valuable portfolio planning services

•	Access to investment advice provided by independent financial advisors

•	A wide range of investment products including stocks, bonds and over 10,000 mutual funds

Plus, you can look forward to added features such as:

•	An advanced trading platform

•	Quality execution and speed*

•	24/7 client service (excluding market holidays)

•	Free real-time streaming quotes with the Ameritrade Streamer™

•	Risk management tools like Trailing Stops and Trade Triggers™ which allow you to pre-set orders that “trigger” based on a predetermined market condition

We’re committed to making TD Ameritrade the place you rely on to help you make the most of your financial future.

We know you may have some additional questions, so we have posted the most common questions and answers online at http://www.tdwaterhouse.com/answers.asp. If you have further questions or comments, we definitely want to hear them. Just e-mail Tim directly at TPinnington@TDWaterhouse.com. It is our privilege to serve you and we look forward to welcoming you to the future of trading and investing.

Sincerely,

Timothy P. Pinnington
Chief Executive Officer
TD Waterhouse Investor Services, Inc.

Joe Moglia
Chief Executive Officer
Ameritrade Holding Corporation

P.S. If you have not updated your e-mail address recently, please login at www.tdwaterhouse.com and update it today so we can keep you up-to-date with the latest news.

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

*Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.

Access to real-time market data is conditioned on acceptance of the exchange agreements. Professional access differs. Ameritrade is not responsible for third-party information or services, including market information from the exchanges.

Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.

TD Waterhouse Investor Services Inc. is a member NYSE/SPIC.

Ameritrade, Ameritrade Streamer, Trade Triggers and the Ameritrade logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.

Important News about
TD Waterhouse and Ameritrade

Dear Valued Client:

Today, Ameritrade and TD Waterhouse announced plans to combine their businesses and create a new financial services company named TD Ameritrade. Ameritrade and TD Waterhouse will represent a new force in financial services, giving you and your independent financial advisor more power than ever before.

The proposed acquisition of TD Waterhouse requires approval by Ameritrade shareholders and U.S. and Canadian regulators, which will take about six months. It will then take another several months to bring the strengths of both companies together. We will keep you posted about our progress, and notify you and your advisor well in advance of any new developments.

You continue to be our focus

We’re committed to ensuring that it will be business as usual for you, and the relationship between your independent financial advisor and TD Waterhouse will remain unchanged.

If you should have any questions or concerns about this transaction, please contact your financial advisor.

Sincerely,

J. Thomas Bradley, Jr.
President
TD Waterhouse Institutional Services

James Wangsness
Senior Vice President
Ameritrade Advisor Services

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.

TD Waterhouse Institutional Services is a division of TD Waterhouse Investor Services, Inc., member NYSE/SIPC.

Ameritrade and logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.